Exhibit 10.11



                               GUARANTY AGREEMENT
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                          Dated as of December 28, 2005


     THIS GUARANTY AGREEMENT ("this Guaranty") is made by MALCOLM J. WRIGHT, with an address at 2462 Sand Lake Road, Orlando, Florida 32809 (the
"Guarantor"), in favor of PCL CONSTRUCTION ENTERPRISES, INC., a Colorado corporation (the "Lender").

                                    RECITALS
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     A.  The  Lender  has  agreed  to  make  a  loan  in the principal amount of
$4,000,000.00 (the "Loan") to TDS Development, LLC, a Florida limited liability company (the "Borrower"), pursuant to, and as evidenced by a Promissory Note from Borrower in favor of Lender, dated of even date herewith in the original principal amount of $4,000,000.00 (together with any renewals or modifications thereof and substitutions therefore, the "Note").

     B. The obligations of the Borrower under the Note are secured by, among other things, a Pledge and Security Agreement dated of even date herewith by and between the Guarantor and the Lender (as amended or restated from time to time, together with any renewals or modifications thereof or substitutions therefore, the "Security Agreement"). The Note and the Security Agreement, together with all the documents, instruments and agreements evidencing, securing or otherwise relating to the Loan, as such other documents, instruments and agreements may be amended, modified, restated, renewed or substituted for from time to time are referred to herein and collectively as the "Loan Documents").

     C. The Guarantor is a principal beneficial owner of an operating group of companies that includes the Borrower and the Guarantor's business interests are closely intertwined with those of Borrower. Accordingly, the Guarantor will benefit substantially from the Lender's credit extension to the Borrower.

     D. The Lender's agreement to make the Loan to the Borrower is contingent upon the Guarantor's execution and delivery of this Guaranty.

                                   AGREEMENTS
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     NOW,  THEREFORE,  in  consideration  of  the  premises  and  other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged) and in order to induce the Lender to make the Loan, the Guarantor agrees as follows:

     Section  1.  Guaranty.  The  Guarantor  hereby  irrevocably, absolutely and
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unconditionally guarantees to Lender: (i) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower to the Lender now or hereafter existing or arising under or evidenced by the Note and all other Loan Documents, whether for principal, interest, fees, commissions, indemnities, expenses or otherwise, all at the times and place and at the rate described in the Note and other Loan Documents, and otherwise according to the terms of the Note and the other Loan Documents and (ii) the prompt, punctual and faithful performance when due, whether by reason of stated

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maturity,  acceleration  or  otherwise, of all other obligations of the Borrower and any other party to Lender now or hereafter outstanding under the Note or the other Loan Documents (such obligations and liabilities referred to in this Section 1 being "the Obligations" or "Obligations"). In addition, the Guarantor agrees to pay any and all expenses (including counsel fees and expenses at whatever level) incurred by the Lender in enforcing any rights under this Guaranty.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations
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will be paid and performed strictly in accordance with the terms of the Note and other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any payment provisions of the Note and any of the other Loan Documents;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Documents;

          (c) any exchange, release or nonperfection of any collateral for any of the Obligations, any limitation as to the amount of the Obligations secured by any of the Loan Documents, any invalidity of, release, amendment or waiver of or consent to departure from, any other guaranty for all or any of the Obligations or any failure to obtain any guaranty contemplated by the Loan Documents or any related commitment letter;

          (d) the voluntary or involuntary bankruptcy of Borrower, or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting the Borrower or any of its assets;

          (e) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations, any of the Loan Documents or this Guaranty;

          (f) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

Nothing herein to the contrary withstanding, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower otherwise, all as though such payments had not been made.

     Section 3. Waiver. The Guarantor hereby unconditionally waives:
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          (a)  promptness, diligence, notice of acceptance and all other notices with respect to any of the Obligations, this Guaranty or any disposition of collateral;

          (b) any requirement that the Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral;

          (c) any defense based on any event or circumstances described in Sec.2; and

          (d) any duty of the Lender to advise the Guarantor of any information known to the Lender regarding the financial condition of the Borrower or any other circumstance affecting the Borrower's ability to perform its obligations to the Lender, it being agreed that the Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance.

     Section  4.  Subrogation. The Guarantor shall not exercise any rights which
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it  may  acquire  by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Note.

     Section  5. Representations and Warranties. The Guarantor hereby represents
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and warrants as follows:

          (a) The execution, delivery and performance by the Guarantor of this Guaranty do not contravene law or any contractual restriction binding on or affecting the Guarantor.

          (b) No authorization or approval or other action by, and no notice to or filing with, any person or any governmental authority or regulatory body, is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

          (c) The Guarantor has received adequate consideration and equivalent value for executing and delivering this Guaranty, and this Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms.

          (d) There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator, which may materially adversely affect the Guarantor's financial condition.

     Section 6. Amendments, Etc. No amendment or waiver of any provision of this
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Guaranty nor consent to any departure by the Guarantor therefrom shall in any

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event be effective unless the same shall  be in writing and signed by the Lender and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section  7.  Notices.  All  notices, requests, approvals, consents or other
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communications  provided for under this Agreement shall be in writing and mailed or hand-delivered to the applicable party at the addresses indicated below:


If  to  the  Lender:
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                              ------------------------

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If  to  the  Guarantor:       the  address  set  forth  at  the
                              head of this Guaranty (or, if no address is set forth there, the address of the Guarantor in the Lender's records)



All such communication shall, when hand-delivered, be in effective when received and, when mailed, be effective three (3) business days after being deposited in the mails, addressed as aforesaid except that mailed notices to Lender shall not be effective unless and until received by Lender.

     Section  8.  No  Waiver;  Remedies. No failure on the part of the Lender to
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exercise,  and  no  delay  in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section  9. Continuing Guaranty. This Guaranty is a continuing guaranty and
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shall  (i)  remain  in  full  force  and  effect  until  payment  in full of the
Obligations and all other amounts payable under this Guaranty and satisfaction of the Note; (ii) be binding upon the Guarantor and his heirs, successors and assigns, and (iii) inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise.

     Section 10. Default. Upon the occurrence of an Event of Default (as defined
                 -------
in the Note), all the Guarantor's obligations hereunder shall immediately be due and payable in full without notice.

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     Section 11. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED
                 -------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY CONFLICT-OF-LAW RULE OR PRINCIPLE THAT WOULD GIVE EFFECT TO THE LAW OF ANOTHER JURISDICTION.

     Section  12.  Terminology.  As used herein, "hereof," "hereunder," "hereby"
                   -----------
and "herein" refer to this Guaranty as a whole and not merely the paragraph in which they appear. As used herein, masculine pronouns shall be read as neuter pronouns if and as appropriate.

     Section  13.  Severability. If any provision of this Guaranty shall be held
                   ------------
invalid under any applicable law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provision hereof are severable.

     Section  14.  Submission  to Jurisdiction. The Guarantor hereby irrevocably
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(a)  submits,  in  any  legal  proceeding  relating  to  this  Guaranty,  to the non-exclusive  in  personam  jurisdiction of any state or United States court of
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competent  jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that it may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida, or that such proceeding was brought in an inconvenient court; (c) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, to the Guarantor's address specified at the head of this Guaranty or such other address of which the Lender shall have been notified in writing; (d) agrees that nothing herein shall affect the right of the Lender to effect service of process in any other manner permitted by law; and (e) agrees that the Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Guarantor in any other court or jurisdiction in accordance with applicable law.

     Section  15. Waiver of Jury Trial. GUARANTOR AND (BY ACCEPTANCE HEREOF) THE
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LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF
THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING ANY COUNTERCLAIM) BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

     Section  16.  Joint and Severally Liability. Guarantor shall be jointly and
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severally  liable  to  Lender  with any and all other guarantors which execute a guaranty at any time in favor of Lender with respect to the Note or any other Loan Document.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.

                                              /s/Malcolm J. Wright
                                              ----------------------------------
                                              Malcolm  J.  Wright,  Individually

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